UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2024
________________________________________
Schrodinger, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39206	95-4284541
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
(Commission File Number)

1540 Broadway, 24th Floor New York, NY		10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 295-5800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SDGR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2024 Annual Meeting of Stockholders of Schrödinger, Inc. (the “Company”) held on June 18, 2024 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “2024 Plan Amendment”) to the Schrödinger, Inc. 2022 Equity Incentive Plan. The 2024 Plan Amendment, which had previously been adopted by the Company’s Board of Directors subject to stockholder approval, increases the number of shares of common stock of the Company available for issuance under the Schrödinger, Inc. 2022 Equity Incentive Plan by 5,000,000 shares. The Company’s stockholders also approved at the Annual Meeting an amendment (the “2024 ESPP Amendment”) to the Schrödinger, Inc. 2020 Employee Stock Purchase Plan. The 2024 ESPP Amendment, which had previously been adopted by the Company’s Board of Directors subject to stockholder approval, increases the number of shares of common stock authorized for issuance under the Schrödinger, Inc. 2020 Employee Stock Purchase Plan by 413,155 shares.
The descriptions of (i) the Schrödinger, Inc. 2022 Equity Incentive Plan, as amended by the 2024 Plan Amendment, contained on pages 19 to 30 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2024 (the “Proxy Statement”) and (ii) the Schrödinger, Inc. 2020 Employee Stock Purchase Plan, as amended by the 2024 ESPP Amendment, contained on pages 31 to 36 of the Proxy Statement, are incorporated herein by reference. Complete copies of the Schrödinger, Inc. 2022 Equity Incentive Plan, as amended, and the Schrödinger, Inc. 2020 Employee Stock Purchase Plan, as amended, are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders voted on the six proposals set forth below. A more detailed description of each proposal is set forth in the Proxy Statement.
Holders of the Company’s common stock were entitled to one vote per share of common stock on each matter brought before the Annual Meeting. Holders of the Company’s limited common stock were entitled to one vote per share of limited common stock on each matter brought before the Annual Meeting, except that each share of limited common stock was not entitled to vote on the election of directors.
Proposal 1 – Election of Three Class I Directors
The Company’s stockholders elected Ramy Farid, Gary Ginsberg and Arun Oberoi as Class I directors of the Board, each to serve for a three-year term expiring at the 2027 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class I directors were as follows:

Nominee	Number of Shares of Common Stock FOR	Number of Shares of Common Stock AGAINST	Number of Shares of Common Stock ABSTAINING	BROKER NON-VOTES
Ramy Farid	35,738,710	8,176,008	86,463	6,711,685
Gary Ginsberg	33,592,870	10,318,945	89,366	6,711,685
Arun Oberoi	35,625,129	8,286,642	89,410	6,711,685
Proposal 2 – Advisory Vote on Executive Compensation
The Company’s stockholders approved the non-binding, advisory vote on the compensation paid to its named executive officers. The results of the stockholders’ non-binding, advisory vote with respect to compensation paid to the Company’s named executive officers were as follows:

	Number of Shares FOR	Number of Shares AGAINST	Number of Shares ABSTAINING	BROKER NON-VOTES
Common Stock	42,885,060	1,024,272	91,849	6,711,685
Limited Common Stock	9,164,193	0	0	0
Total	52,049,253	1,024,272	91,849	6,711,685
Proposal 3 – Approval of an amendment to the Schrödinger, Inc. 2022 Equity Incentive Plan to increase the number of shares of our common stock available for issuance thereunder by 5,000,000 shares
The Company’s stockholders approved the 2024 Plan Amendment. The results of the stockholders’ vote with respect to the 2024 Plan Amendment were as follows:

	Number of Shares FOR	Number of Shares AGAINST	Number of Shares ABSTAINING	BROKER NON-VOTES
Common Stock	29,236,452	14,672,256	92,473	6,711,685
Limited Common Stock	9,164,193	0	0	0
Total	38,400,645	14,672,256	92,473	6,711,685
Proposal 4 – Approval of an amendment to the Schrödinger, Inc. 2020 Employee Stock Purchase Plan to increase the number of shares of our common stock available for issuance thereunder by 413,155 shares
The Company’s stockholders approved the 2024 ESPP Amendment. The results of the stockholders’ vote with respect to the 2024 ESPP Amendment were as follows:

	Number of Shares FOR	Number of Shares AGAINST	Number of Shares ABSTAINING	BROKER NON-VOTES
Common Stock	43,670,260	233,250	97,671	6,711,685
Limited Common Stock	9,164,193	0	0	0
Total	52,834,453	233,250	97,671	6,711,685
Proposal 5 – Approval of an amendment to the Schrödinger, Inc. Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation
The Company’s stockholders approved the amendment to the Schrödinger, Inc. Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation (the “Officer Exculpation Amendment”). The results of the stockholders’ vote with respect to such approval were as follows:

	Number of Shares FOR	Number of Shares AGAINST	Number of Shares ABSTAINING	BROKER NON-VOTES
Common Stock	41,834,032	2,056,178	110,971	6,711,685
Limited Common Stock	9,164,193	0	0	0
Total	50,998,225	2,056,178	110,971	6,711,685
The Company filed a Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on June 18, 2024 to effect the Officer Exculpation Amendment.
Proposal 6 – Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024
The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the stockholders’ vote with respect to such ratification were as follows:

	Number of Shares FOR	Number of Shares AGAINST	Number of Shares ABSTAINING
Common Stock	50,061,251	550,588	101,027
Limited Common Stock	9,164,193	0	0
Total	59,225,444	550,588	101,027

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits:

Exhibit Number	Description
99.1
Schrödinger, Inc. 2022 Equity Incentive Plan, as amended (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-39206) filed with the SEC on April 25, 2024)

99.2
Schrödinger, Inc. 2020 Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix D to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-39206) filed with the SEC on April 25, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Schrödinger, Inc.

Date: June 18, 2024	By:	/s/ Yvonne Tran
Yvonne Tran
Chief Legal Officer and Corporate Secretary

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